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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): SEPTEMBER 17, 1999


                    Commission file number       0-26013
                                           -------------------


                       MULTI-LINK TELECOMMUNICATIONS, INC.
                     --------------------------------------
                      (Exact name of small business issuer
                          as specified in its charter)


         COLORADO                                         84-1334687
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                 4704 HARLAN STREET, SUITE 420, DENVER, CO 80212
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (303) 831-1977
                         -------------------------------
                           (Issuer's telephone number)


                                 NOT APPLICABLE
            ---------------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS

         On September 17, 1999, Multi-Link Telecommunications, Inc. (the "Company") signed a definitive agreement to acquire Hellyer Communications, Inc. ("Hellyer"), a privately held Indianapolis-based provider of voice messaging, paging, mobile telephone and telephone consulting services. The purchase price consists of $1.0 million in cash, the assumption by the Company of $1.6 million in Hellyer's liabilities. As part of the transaction, at closing the Company will enter into a non-competition agreement and a consulting agreement with Jerry L. Hellyer, Sr. under which the Company will pay $1.0 million in restricted common stock. The purchase is expected to close November 1, 1999, subject to a due diligence investigation by the Company, the successful negotiation of certain liabilities between Hellyer and its creditors, and satisfaction of other customary closing conditions.

         The Company and Hellyer simultaneously entered into a consulting agreement whereby the Company will advise Hellyer on its operations. The consulting agreement is effective immediately and will terminate at closing.

         The purchase price and terms were negotiated on an arms length basis with Hellyer. No principal of Hellyer had a relationship with the Company prior to the transaction.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

         (C) EXHIBITS.

         10.12 Agreement for Sale and Purchase of Assets and Exhibits A and B dated September 17, 1999 by and among Hellyer Communications, Inc., Jerry L. Hellyer, Sr., Multi-Link Telecommunications, Inc., and HC Acquisition Corp.

         10.13 Consulting Agreement dated September 17, 1999 by and among Hellyer Communications, Inc. and HC Acquisition Corp.

         99.1     Press Release.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MULTI-LINK TELECOMMUNICATIONS, INC.

Date:  September 23, 1999           By: /s/ David J. Cutler
                                        ----------------------------------------
                                        David J. Cutler, Chief Financial Officer


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                                 EXHIBIT INDEX

        EXHIBIT
          NO.                     DESCRIPTION
        -------                   -----------

         10.12 Agreement for Sale and Purchase of Assets and Exhibits A and B dated September 17, 1999 by and among Hellyer Communications, Inc., Jerry L. Hellyer, Sr., Multi-Link Telecommunications, Inc., and HC Acquisition Corp.

         10.13 Consulting Agreement dated September 17, 1999 by and among Hellyer Communications, Inc. and HC Acquisition Corp.

         99.1     Press Release.